UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 19, 2013

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed by Auxilium Pharmaceuticals, Inc. (“Auxilium” or the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 29, 2013, the Company and its existing domestic subsidiaries entered into a Credit Agreement and related security and other agreements on April 26, 2013 with Morgan Stanley Senior Funding, Inc. (“MSSF”) providing for a $225,000,000 senior secured term loan (the “Existing Term Loan”), and an amendment thereto, as previously reported on the Current Report on Form 8-K filed by the Company with the SEC on June 13, 2013 (as amended through the date hereof, the “Credit Agreement”).

On September 19, 2013, the Company and its existing domestic subsidiaries entered into an Incremental Assumption Agreement (the “Agreement”) with MSSF pursuant to and under the Credit Agreement providing for a $50,000,000 senior secured term loan (the “Term Loan”) to be used by the Company for general corporate purposes (including without limitation the potential acquisition (including by merger, purchase, license or otherwise) of businesses, products, product rights or technologies).  The Term Loan is in addition to the Existing Term Loan previously extended to the Company under the Credit Agreement.  The Term Loan is on terms and conditions consistent with those set forth in the Credit Agreement and the Agreement, including interest rates equal to the base rate or LIBOR rate, at the election of the Company, plus a margin of 4.00% for base rate loans and 5.00% for LIBOR rate loans.

The Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

Item 7.01                                           Regulation FD Disclosure.

On September 20, 2013, the Company issued a press release announcing the Company’s entry into the Agreement with MSSF.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1

Incremental Assumption Agreement dated September 19, 2013, by and among Auxilium Pharmaceuticals, Inc., as borrower, and its existing domestic subsidiaries, as guarantors, the incremental term loan lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc. as administrative agent, and as sole lead arranger and bookrunner

99.1	Press Release, dated September 20, 2013, issued by Auxilium Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: September 20, 2013	By:	/s/ Andrew I. Koven

Andrew I. Koven
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

10.1

Incremental Assumption Agreement dated September 19, 2013, by and among Auxilium Pharmaceuticals, Inc., as borrower, and its existing domestic subsidiaries, as guarantors, the incremental term loan lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc. as administrative agent, and as sole lead arranger and bookrunner

99.1	Press Release, dated September 20, 2013, issued by Auxilium Pharmaceuticals, Inc.